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                                 UNITED STATES

                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549



                                  FORM 8 - K


                                CURRENT REPORT



    PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported): July 27, 2001 (July 25, 2001)



                          NATIONAL STEEL CORPORATION

            (Exact name of registrant as specified in its charter)



                                   Delaware
                (State or other jurisdiction of incorporation)



                 1-983                                    25-0687210
        (Commission File Number)               (IRS Employer Identification No.)



4100 Edison Lakes Parkway, Mishawaka, IN                  46545-3440
(Address of principal executive offices)                  (Zip Code)



Registrant's telephone number, including area code:      219-273-7000



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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE


National Steel Corporation issued a press release on July 25, 2001 announcing its second quarter 2001 results. A copy of this press release is attached hereto as Exhibit 99.1.


The section entitled "OTHER MATTERS" on page 2 of the press release is hereby revised as follows:


OTHER MATTERS


The process for manufacturing the Company's new residential roofing shingle product, made of durable AZ-50 Galvalume steel with a DuPont(R) laminate coating, was awarded the New Product of the Year by the Small Business Association of the State of Michigan. This new high quality, long lasting product known as CENTURA PLUS has many applications in residential construction. The materials and design provide energy efficiency, while the state-of-the-art coatings offer superior weathering properties and advanced color retention. The roof system, including the required trim accessories, is lightweight, durable and installer friendly, with the capability to re-roof over existing asphalt shingles. The advanced laminate-coated product will also be available for commercial applications.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS


Exhibit 99.1  Press release dated July 25, 2001.



                                   SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                           NATIONAL STEEL CORPORATION

Date:  July 27, 2001       By:  /s/ Kirk A. Sobecki
                              ---------------------
                                Kirk A. Sobecki
                                Corporate Controller (Chief Accounting Officer)